                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED JANUARY 18, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-1
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

        THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

        THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

        WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER
       ABN AMRO INCORPORATED
              BARCLAYS CAPITAL
                     COMMERZBANK CAPITAL MARKETS
                            DEUTSCHE BANC ALEX. BROWN


        THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-1 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES.............................     Discover Card Master Trust I, Series 2000-1
                                                     Floating Rate Class A Credit Card Pass-Through
                                                     Certificates and Discover Card Master Trust I,
                                                     Series 2000-1 Floating Rate Class B Credit Card
                                                     Pass-Through Certificates.

INTEREST RATE....................................    Class A Certificates:  LIBOR plus ____% per year.

                                                     Class B Certificates:  LIBOR plus ____% per year.

                                                     The Trustee will calculate interest on the
                                                     Certificates on the basis of the actual number
                                                     of days elapsed and a 360-day year

                                                     "LIBOR" will mean the London interbank offered
                                                     rate for one-month United States dollar
                                                     deposits, determined two business days before
                                                     the start of each interest accrual period.

INTEREST PAYMENT DATES............................   The 15th day of each month (or the next
                                                     business day), beginning in February 2000.

EXPECTED MATURITY DATES..........................    Class A Certificates:  February 15, 2005 (or
                                                     the next business day). If an Amortization
                                                     Event occurs, the Trust will pay principal
                                                     monthly and the final principal payment may be
                                                     made before or after February 15, 2005.

                                                     Class B Certificates: March 15, 2005 (or the
                                                     next business day). If an Amortization Event
                                                     occurs, the Trust will pay principal monthly
                                                     and the final payment of principal may be made
                                                     either before or after March 15, 2005. The
                                                     Trust must generally pay all Class A principal
                                                     before it pays any Class B principal.

                                                     An "Amortization Event" is an event that will
                                                     cause the Trust to begin repaying principal on
                                                     a monthly basis.

SERIES TERMINATION DATE..........................    The first business day following August 15,
                                                     2007 (or, if August 15, 2007 is not a business
                                                     day, the second business day following August
                                                     15, 2007).  The Series Termination Date is the
                                                     last day on which the Trust will pay principal
                                                     on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).....................    The Class B Certificates are subordinated to
                                                     the Class A Certificates, up to a specified
                                                     dollar amount, known as the "Available
                                                     Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT....................    Initially $65,789,500, which may be reduced,
                                                     reinstated or increased from time to time.  The
                                                     Available Subordinated Amount will increase by:

                                                     - $2,631,580 after a Supplemental Credit
                                                       Enhancement Event, if Greenwood has not made
                                                       an Effective Alternative Credit Support
                                                       Election;

                                                     - $26,315,800 after an Effective Alternative
                                                       Credit Support Election, if a Supplemental
                                                       Credit Enhancement Event has not occurred; or

                                                     - $23,684,220 after an Effective Alternative
                                                       Credit Support Election, if a Supplemental
                                                       Credit Enhancement Event has occurred.

                                                     A "Supplemental Credit Enhancement Event" will
                                                     occur the first time Standard & Poor's Ratings
                                                     Services withdraws the long-term debt or
                                                     deposit rating of Greenwood (or an additional
                                                     seller, if any) or reduces this rating below
                                                     BBB -.

                                                     "Effective Alternative Credit Support Election"
                                                     will mean an effective election made by
                                                     Greenwood to change the way in which the Trust
                                                     allocates finance charge collections to this
                                                     Series. To make this election, Greenwood must
                                                     deposit additional funds into the cash
                                                     collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).....................    Greenwood will arrange to have a cash
                                                     collateral account established and funded with
                                                     $39,473,700 for the direct benefit of the Class
                                                     B investors (the "Credit Enhancement Account")
                                                     on the date the Certificates are issued. The
                                                     Trustee may withdraw funds from this account to
                                                     reimburse the Class B investors for amounts
                                                     that would otherwise reduce their interest in
                                                     the Trust or affect their interest payments.

                                                     The amount on deposit in this account may
                                                     decrease or increase on future Distribution
                                                     Dates. A "Distribution Date" is the 15th
                                                     calendar day of each month (or the next
                                                     business day), beginning in February 2000.

                                                     The maximum amount of Credit Enhancement as of
                                                     any Distribution Date will be:

                                                     Before an Effective Alternative Credit Support Election

                                                     - 7.5% of the Series Investor Interest as of
                                                       the end of the preceding month (but not less
                                                       than $5,263,160); or

                                                     After an Effective Alternative Credit Support
                                                     Election

                                                     - 12.5% of the Series Investor Interest as of
                                                       the end of the preceding month (but not less
                                                       than $5,263,160).


                                                     However, if an Amortization Event has occurred,
                                                     the maximum amount of Credit Enhancement will
                                                     be the amount on deposit in the Credit
                                                     Enhancement Account on the Distribution Date
                                                     immediately before the Amortization Event
                                                     occurred.

                                                     "Series Investor Interest" will mean
                                                     $526,316,000 minus

                                                     - the amount of principal collections on
                                                       deposit for the benefit of investors in this
                                                       Series (after giving effect to losses of
                                                       principal on investments of these funds),

                                                     - the aggregate amount of principal previously
                                                       paid to investors in this Series, and

                                                     - the aggregate amount of investor losses
                                                       resulting from accounts in which the
                                                       receivables have been charged-off as
                                                       uncollectible (after giving effect to all
                                                       provisions in the Series Supplement to
                                                       reimburse these charged-off amounts).


THE RECEIVABLES..................................    The receivables in the Accounts included in the
                                                     Trust as of January 1, 2000 totaled
                                                     $29,506,499,630.35.

GROUP EXCESS SPREAD...............................   The Certificates initially will be included in
                                                     the "Group One" group of series. The
                                                     three-month rolling average Group Excess Spread
                                                     Percentage (as defined below) was 5.01% for the
                                                     Distribution Date in January 2000.

                                                     "Group Excess Spread Percentage" for any
                                                     Distribution Date is a percentage calculated by
                                                     multiplying:

                                                     - twelve, by

                                                     - an amount for all series in Group One equal
                                                       to

                                                       - the total amount of finance charge
                                                         collections, investment income and other
                                                         similar collections allocable to each
                                                         series for the prior calendar month, minus

                                                       - the total amount of interest and certain
                                                         fees payable for each series and the amount
                                                         of receivables allocable to each series
                                                         that have been charged off as uncollectible
                                                         for the prior calendar month;

                                                     and then dividing the product by an amount
                                                     equal to the sum of all investor interests for
                                                     each series in Group One (in each case for the
                                                     Distribution Date).

RATING OF THE INVESTOR CERTIFICATES..............    The Trust will only issue the Certificates if
                                                     Standard & Poor's has rated the Class A
                                                     Certificates "AAA" and the Class B Certificates
                                                     at least "A" and Moody's Investors Service,
                                                     Inc. has rated the Class A Certificates "Aaa"
                                                     and has rated the Class B Certificates at least
                                                     "A2."



ERISA CONSIDERATIONS.............................    Greenwood believes that employee benefit plans
                                                     subject to ERISA may acquire Class A
                                                     Certificates; however, advisers to these plans
                                                     should consult their own counsel. Employee
                                                     benefit plans subject to ERISA may not acquire
                                                     the Class B Certificates.

LISTING..........................................    Greenwood expects to list the Certificates on
                                                     the Luxembourg Stock Exchange to facilitate
                                                     trading in non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

        We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

        GEOGRAPHIC DISTRIBUTION. As of January 1, 2000, the following five states had the largest receivables balances :

               STATE                             PERCENTAGE OF TOTAL RECEIVABLES
               -----                                  BALANCE IN THE ACCOUNTS
                                                      -----------------------
               California.....................                11.1%
               Texas..........................                 9.2%
               New York.......................                 6.7%
               Florida........................                 5.9%
               Illinois.......................                 5.2%

        CREDIT LIMIT INFORMATION. As of January 1, 2000, the Accounts had the following credit limits:

                                                                      PERCENTAGE
                                                    RECEIVABLES        OF TOTAL
                                                    OUTSTANDING      RECEIVABLES
                                                      (000'S)        OUTSTANDING
                                                      -------        -----------
CREDIT LIMIT
------------
Less than or equal to $1,000.00...............      $   373,149          1.3%
$1,000.01 to $2,000.00........................      $ 1,878,757          6.4%
$2,000.01 to $3,000.00........................      $ 2,222,322          7.5%
Over $3,000.00................................      $25,032,272         84.8%
                                                    -----------        ------
  Total.......................................      $29,506,500        100.0%
                                                    ===========        ======

        SEASONING. As of January 1, 2000, 95% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 2000 were distributed as follows:

                                                     PERCENTAGE      PERCENTAGE
                AGE OF ACCOUNTS                      OF ACCOUNTS     OF BALANCES
                ---------------                      -----------     -----------
                Less than 12 Months...............       0.0%            0.0%
                12 to 23 Months...................       5.0%            2.7%
                24 to 35 Months...................       7.4%            7.2%
                36 Months and Greater.............      87.6%           90.1%
                                                       ------          ------
                                                       100.0%          100.0%
                                                       ======          ======

        SUMMARY CURRENT DELINQUENCY INFORMATION. As of January 1, 2000, the Accounts had the following delinquency statuses:

                                                       AGGREGATE
                                                       BALANCES       PERCENTAGE
                PAYMENT STATUS                          (000'S)      OF BALANCES
                --------------                          -------      -----------
                Current...........................    $25,423,050        86.2%
                1 to 29 Days......................    $ 2,031,742         6.9%
                30 to 59 Days.....................    $   749,930         2.5%
                60 to 89 Days.....................    $   469,514         1.6%
                90 to 119 Days....................    $   344,612         1.2%
                120 to 149 Days...................    $   265,727         0.9%
                150 to 179 Days...................    $   221,925         0.7%
                                                      -----------       ------
                                                      $29,506,500       100.0%
                                                      ===========       ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

        GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 1999, the following five states had the largest receivables balances:

                                                          PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                OF DISCOVER CARD PORTFOLIO
                 STATE                                            AS OF NOVEMBER 30,  1999
                 -----                                    ---------------------------------------
                 California..........................                      11.7%
                 Texas...............................                       9.0%
                 New York............................                       7.1%
                 Florida.............................                       6.0%
                 Illinois............................                       5.2%

        No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 1999.

        CREDIT LIMIT INFORMATION. As of November 30, 1999, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                      PERCENTAGE
                                                                    RECEIVABLES        OF TOTAL
                                                                    OUTSTANDING       RECEIVABLES
         CREDIT LIMIT                                                  (000'S)        OUTSTANDING
         ------------                                              ------------       -----------
         Less than or equal to $1,000.00......................      $   566,323           1.6%
         $1,000.01 to $2,000.00...............................      $ 2,269,765           6.3%
         $2,000.01 to $3,000.00...............................      $ 2,591,946           7.2%
         Over $3,000.00.......................................      $30,462,870          84.9%
                                                                    -----------         ------
           Total..............................................      $35,890,904         100.0%
                                                                    ===========         ======

        SEASONING. As of November 30, 1999, 81.3% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 1999 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------
                   Less than 12 Months......................            13.8%           14.0%
                   12 to 23 Months..........................             4.9%            2.6%
                   24 to 35 Months..........................             5.6%            5.6%
                   36 Months and Greater....................            75.7%           77.8%
                                                                       ------          ------
                                                                       100.0%          100.0%
                                                                       ======          ======

        SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                      TWELVE MONTHS ENDED         TWELVE MONTHS ENDED        ELEVEN MONTHS ENDED
                                       NOVEMBER 30, 1999           NOVEMBER 30, 1998          NOVEMBER 30, 1997
                                       -----------------           -----------------          -----------------
 Aggregate Monthly Yields (1)
     Excluding Recoveries (2)                17.48%                     18.02%                     18.19%
     Including Recoveries (3)                18.26%                     18.76%                     18.90%

-----------------------

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

        SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                                AGGREGATE
                                                                 BALANCES          PERCENTAGE
  PAYMENT STATUS                                                  (000'S)          OF BALANCES
  --------------                                               -----------         -----------
  Current............................................          $31,329,353            87.3%
  1 to 29 Days.......................................          $ 2,275,470             6.3%
  30 to 59 Days......................................          $   823,126             2.3%
  60 to 89 Days......................................          $   547,179             1.5%
  90 to 119 Days.....................................          $   377,712             1.1%
  120 to 149 Days....................................          $   301,112             0.8%
  150 to 179 Days....................................          $   236,952             0.7%
                                                               -----------           ------
                                                               $35,890,904           100.0%
                                                               ===========           ======

        SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                   AVERAGE OF TWELVE MONTHS          AVERAGE OF TWELVE MONTHS            AVERAGE OF ELEVEN MONTHS
                    ENDED NOVEMBER 30, 1999           ENDED NOVEMBER 30, 1998            ENDED NOVEMBER 30, 1997
                    -----------------------           -----------------------            -----------------------
                   DELINQUENT                        DELINQUENT                         DELINQUENT
                     AMOUNT                            AMOUNT                             AMOUNT
                      (000'S)     PERCENTAGE(1)        (000'S)      PERCENTAGE (1)        (000'S)     PERCENTAGE (1)
                  ------------    -------------        --------     --------------      ----------    --------------
30-59 Days.....    $  791,325         2.6%           $  759,521          2.6%           $  743,464         2.6%
60-89 Days.....    $  471,838         1.5%           $  456,059          1.5%           $  432,410         1.5%
90-179 Days....    $  815,619         2.6%           $  853,961          2.9%           $  803,204         2.8%
                   ----------         ----           ----------          ----           ----------         ----
Total..........    $2,078,782         6.7%           $2,069,541          7.0%           $1,979,078         6.9%
                   ==========         ----           ==========          ====           ==========         ====

-----------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

        SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                         TWELVE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED
                                          NOVEMBER 30, 1999       NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                          -----------------       -----------------       -----------------
                                                               (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)...       $ 31,554,086           $ 29,749,158            $ 28,403,076
Gross Charge-Offs....................       $  1,955,514           $  2,215,002            $  1,891,601
Gross Charge-Offs as an Annualized
  Percentage of  Average
  Receivables Outstanding(2).........           6.20%                  7.45%                   7.27%

-----------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


        SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                      TWELVE MONTHS ENDED       TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED
                                       NOVEMBER 30, 1999         NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                       -----------------         -----------------       -----------------
Average Monthly Payment Rate(2)              16.73%                   15.42%                   14.51%
Highest Monthly Payment Rate.......          17.83%                   17.01%                   16.31%
Lowest Monthly Payment Rate........          15.19%                   13.90%                   12.41%

-----------------------

(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.